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                                 VENCOR, INC.                    Exhibit 10.24

                          1998 STOCK OPTION PLAN FOR
                            NON-EMPLOYEE DIRECTORS
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ARTICLE 1. PURPOSE

     The purpose of this 1998 Stock Option Plan for Non-Employee Directors is to promote the interests of Vencor, Inc. (formerly Vencor Healthcare, Inc.), its subsidiaries and stockholders, by allowing the Company to attract and retain highly qualified non-employee directors by permitting them to obtain or increase their proprietary interest in the Company through grants of Restricted Stock and Options. In addition, this Plan covers certain options assumed as provided in the Employee Benefits Agreement, dated as of April 30, 1998, between Vencor, Inc. and Vencor Healthcare, Inc. (the "Employee Benefits Agreement"), duly executed in connection with the spinoff of Vencor Healthcare, Inc. by Vencor, Inc. to its shareholders.

ARTICLE 2. DEFINITIONS AND CONSTRUCTION

     2.1 Definitions. As used in the Plan, terms defined parenthetically immediately after their use shall have the respective meanings provided by such definitions, and the terms set forth below shall have the following meanings (in either case, such terms shall apply equally to both the singular and plural forms of the terms defined):

     (a)  "Board" shall mean the Board of Directors of the Company.

     (b) "Cause" shall mean, unless otherwise defined in an Option Agreement or a Restricted Stock Agreement, a felony conviction of a Non-Employee Director or the failure of a Non-Employee Director to contest prosecution for a felony, or a Non-Employee Director's willful misconduct or dishonesty, any of which is determined by the Committee to be directly and materially harmful to the business or reputation of the Company or its Subsidiaries.

     (c) "Change in Control" shall have the meaning ascribed to such term in the Company's 1998 Incentive Compensation Plan.

     (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

     (e)  "Committee" shall mean the Committee provided for in Section 6.1.

     (f)  "Company" shall mean Vencor, Inc., a Delaware corporation.
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     (g)  "Disability" shall mean the total disability as determined by the
Committee in accordance with standards and procedures similar to those under the Company's long-term disability plan, or, if none, a physical or mental infirmity which the Committee determines impairs the Participant's ability to perform substantially his or her duties for a period of 180 consecutive days.

     (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     (i) "Fair Market Value" of the Shares shall mean, unless the Committee determines otherwise, as of any applicable date, the closing sale price of the Shares on the New York Stock Exchange or any national or regional stock exchange in which the Shares are traded, or if no such reported sale of the Shares shall have occurred on such date, on the next preceding date on which there was such a reported sale. If there shall be any material alteration in the present system of reporting sale prices of the Shares, or if the Shares shall no longer be listed on the New York Stock Exchange or a national or regional stock exchange, the fair market value of the Shares as of a particular date shall be determined by such method as shall be determined by the Committee.

     (j) "Non-Employee Director" shall mean a member of the Board who is not an employee of the Company or any Subsidiary.

     (k) "Option" shall mean an option granted to an Optionee pursuant to the Plan.

     (l) "Option Agreement" shall mean a written agreement between the Company and an Optionee evidencing the granting of an Option and containing terms and conditions concerning the exercise of the Option.

     (m) "Optionee" shall mean a Non-Employee Director who has been granted an Option or the personal representative, heir or legatee of an Optionee who has the right to exercise the Option upon the death of the Optionee.

     (n) "Participant" shall mean a Non-Employee Director who has received a grant of an Option or Restricted Stock under the Plan.

     (o) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

     (p) "Plan" shall mean this 1998 Stock Option Plan for Non-Employee Directors, as the same may be amended from time to time.

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     (q)  "Restricted Stock" shall mean Shares granted pursuant to Article 5 as to which the restrictions have not expired.

     (r) "Restricted Stock Agreement" shall mean an agreement evidencing a grant of Restricted Stock pursuant to Article 5.

     (s) "Restriction Period" shall mean the period determined by the Committee during which the transfer of Shares is limited in some way or Shares are otherwise restricted or subject to forfeiture as provided in Article 5.

     (t) "Shares" shall mean the shares of the Company's common stock, par value $.25 per share.

     (u) "Subsidiary" shall mean, with respect to any company, any corporation or other Person of which a majority of its voting power, equity securities or equity interest is owned directly or indirectly by such company.

     2.2 Gender and Number. Except where otherwise indicated by the context, reference to the masculine gender shall include the feminine gender, the plural shall include the singular and the singular shall include the plural.

     2.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

ARTICLE 3. SHARES SUBJECT TO THE PLAN

     The stock to be offered under the Plan shall be the Shares, which Shares may be unissued Shares or treasury Shares. Subject to the adjustments provided for in Section 7, the aggregate number of Shares to be delivered upon exercise of all Options granted and in respect of grants of Restricted Stock under the Plan shall not exceed 200,000 Shares, plus 98,073 Shares required for delivery upon the exercise of any assumed options in accordance with the Employee Benefits Agreement. Shares subject to, but not delivered under, an Option terminating or expiring for any reason prior to its exercise in full shall be deemed available for Options to be granted thereafter during the term of the Plan.

ARTICLE 4. TERMS AND CONDITIONS OF OPTIONS

     4.1 Non-Discretionary Grants. On May 1, 1998, each Non-Employee Director of the Company shall receive a grant of an Option for 5,000 Shares. In addition, on January 1 of each year during the term of the Plan, each Non-Employee Director who is elected a director at the preceding annual meeting of shareholders and who is acting as a director on

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January 1, shall receive a grant of an Option for 3,000 Shares. Each Option granted under the Section 4.1 shall have the following terms and conditions:

         (a) The exercise price of the Option shall be equal to 100% of the Fair Market Value of the Shares on the date the Option is granted.

         (b) The term of the Option shall be ten years from the date of grant unless sooner terminated as provided herein.

         (c) The Option shall be exercisable in four equal annual installments, with the first installment becoming exercisable on the first anniversary of the date of grant of the Option. Notwithstanding the provisions of this Section 4.1, upon a Change in Control or the retirement of the director, the Optionee shall have the right to exercise the Option in full as to all Shares subject to the Option.

     4.2 Termination of Option.  Except as otherwise provided by the Committee:

         (a) If the Optionee ceases to be a director of the Company for any reason other than death, Disability, retirement or removal for Cause, the Option shall terminate three months after the Optionee ceases to be a director of the Company (unless the Optionee dies during such period), or on the Option's expiration date, if earlier, and shall be exercisable during such period after the Optionee ceases to be a director of the Company only with respect to the number of Shares which the Optionee was entitled to purchase on the day preceding the day on which the Optionee ceased to be a director.

         (b) If the Optionee ceases to be a director of the Company because of removal for Cause, the Option shall terminate on the date of the Optionee's removal.

         (c) In the event of the Optionee's death, Disability or retirement while a director of the Company, or the Optionee's death within three months after the Optionee ceases to be a director (other than by reason of removal for Cause), the Option shall terminate upon the earlier to occur of (A) 12 months after the date of the Optionee's death, Disability or retirement, or (B) the Option's expiration date. The Option shall be exercisable during such period after the Optionee's death or Disability with respect to the number of Shares as to which the Option shall have been exercisable on the date preceding the Optionee's death or Disability, as the case may be. In the event of the retirement of the director, the Option shall be fully exercisable during such period.

     4.3 Restrictions on Transferability of Option. The Option shall not be transferable by the Optionee otherwise than by bequest or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee; provided, however, that the Optionee may, subject to any restrictions under Section 16(b) of the Exchange Act, transfer the Options to
(i) the Optionee's spouse or lineal descendants ("Immediate Family

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Members"), (ii) trusts for the exclusive benefit of such Optionee and/or his
Immediate Family Members, or (iii) a partnership or limited liability company in which such Optionee and/or his Immediate Family Members are the only partners or members, as applicable; provided that (a) there may be no consideration for any such transfer and (b) subsequent transfers of any transferred Option shall be prohibited other than by bequest or the laws of descent and distribution. Following transfer, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of the Plan (excluding Section 4.2) the term "Optionee" shall be deemed to refer to the transferee. Notwithstanding the above, the provisions of Section 4.2 concerning the termination of an Option shall continue to be applied with respect to the original Optionee. Any transferred Option shall be exercisable by the transferee only to the extent, and for the periods, specified in the Option Agreement.

     4.4 Payment of Exercise Price. The exercise price shall be paid in cash at the time of exercise, except that in lieu of all or part of the cash, the Optionee may tender to the Company Shares already owned by the Optionee having a Fair Market Value equal to the exercise price, less any cash paid. The Fair Market Value of such tendered Shares shall be determined as of the close of the business day immediately preceding the day on which the Option is exercised.

     4.5 Option Agreement. Each Option shall be evidenced by an Option Agreement which shall set forth the number of Shares for which the Option was granted, the provisions set forth in this Article 4 relating to the Option and such other terms and conditions consistent with the Plan.


ARTICLE 5. RESTRICTED STOCK

     5.1 Grant of Restricted Stock. On May 1, 1998, each Non-Employee Director of the Company shall receive a grant of 2,000 Shares of Restricted Stock, in respect of which the restrictions will lapse in four equal annual installments, beginning on the first anniversary of the date of grant. In addition, and subject to the terms and provisions of the Plan, the Committee may grant shares of Restricted Stock to Participants at any time and from time to time and upon such terms and conditions as it may determine.

     5.2 Restricted Stock Agreement. Each grant of Restricted Stock shall be evidenced by a Restricted Stock Agreement which shall specify the Restriction Period, the number of shares of Restricted Stock granted and such other provisions as the Committee may determine and which are required by the Plan.

     5.3  Non-Transferability of Restricted Stock.  Except as provided in this
Article 5, shares of Restricted Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Restriction Period as specified in

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the Restricted Stock Agreement, or upon earlier satisfaction of any other conditions determined at the time of grant specified in the Restricted Stock Agreement.

     5.4 Other Restrictions. The Committee may impose such other restrictions on any shares of Restricted Stock as it may deem advisable, including, without limitation, restrictions based upon the achievement of performance goals, years of service and/or restrictions under applicable Federal or state securities laws. The Committee may provide that any share of Restricted Stock shall be held (together with a stock power executed in blank by the Participant) in custody by the Company until any or all restrictions thereon shall have lapsed.

     5.5 Reacquisition of Restricted Stock. Committee shall determine and set forth in a Participant's Restricted Stock Agreement such events upon which a Participant's shares of Restricted Stock shall be reacquired by the Company, which may include, without limitation, the termination of a Participant's services during the Restriction Period or the nonachievement of performance goals. Any such forfeited shares of Restricted Stock held by a Participant which are to be reacquired by the Company shall be immediately returned to the Company by the Participant, and the Participant shall only receive the amount, if any, paid by the Participant for such Restricted Stock.

     5.6 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 5.4, each certificate representing shares of Restricted Stock shall bear the following legend:

          "The sale or other transfer of the shares represented by this Certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer as set forth in the Vencor, Inc. 1998 Stock Option Plan for Non-Employee Directors, and in the related Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of Vencor, Inc."

     5.7  Lapse of Restrictions Generally.  Except as otherwise provided in this
Article 5, shares of Restricted Stock shall be delivered to the Participant and no longer subject to reacquisition after the last day of the Restriction Period; provided, however, that if the restriction relates to the achievement of a performance goal, the Restriction Period shall not end until the Committee has certified in writing that the performance goal has been met. Once the shares of Restricted Stock are released from their restrictions, the Participant shall be entitled to have the legend required by Section 5.6 removed from the Participant's share certificate, which certificate shall thereafter represent Shares free from any and all restrictions under the Plan.

     5.8 Lapse of Restrictions Upon Change in Control. Upon a Change in Control, any restrictions and other conditions pertaining to then outstanding shares of Restricted Stock

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held by Participants, including, but not limited to, vesting requirements, shall lapse and such Shares shall thereafter be immediately free from any and all restrictions under the Plan.

     5.9 Voting Rights; Dividends and Other Distributions. Unless the Committee exercises its discretion as provided in Section 5.10, during the Restriction Period, Participants holding shares of Restricted Stock may exercise full voting rights, and shall be entitled to receive all dividends and other distributions paid, with respect to such Restricted Stock. If any dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions as the shares of Restricted Stock with respect to which they were paid.

     5.10 Treatment of Dividends. At the time shares of Restricted Stock are granted to a Participant, the Committee may, in its discretion, determine that the payment of dividends, or a specified portion thereof, declared or paid on such Shares shall be deferred until the lapse of the restrictions with respect to such Shares, in which event such deferred dividends shall be held by the Company for the account of the Participant. In the event of such deferral, there may be credited at the end of each year (or portion thereof) interest on the amount of the account during the year at a rate per annum as the Committee, in its discretion, may determine. Deferred dividends, together with interest accrued thereon, if any, shall be (i) paid to the Participant upon the lapse of restrictions on the shares of Restricted Stock as to which the dividends related or (ii) revert to the Company upon the reacquisition of such Shares.

     5.11 Termination of Services. If the Participant ceases to be a director of the Company for any reason other than death or Disability prior to the expiration of the Restriction Period applicable to any shares of Restricted Stock then held by the Participant, such Shares shall thereupon be immediately reacquired by and returned to the Company, and the Participant shall receive only the amount, if any, paid by the Participant for such Restricted Stock. If the Participant ceases to be a director as a result of death or Disability prior to the expiration of the Restriction Period applicable to any Shares of Restricted Stock then held by the Participant, any restrictions and other conditions pertaining to such Shares then held by the Participant, including, but not limited to, vesting requirements, shall immediately lapse and such Shares shall thereafter be immediately transferable and nonforfeitable. Notwithstanding anything in the Plan to the contrary, except in the case of Restricted Stock for which a performance goal must be achieved, the Committee may determine, in its sole discretion, if a Participant ceases to be a director of the Company for any reason other than removal for Cause, that the restrictions on some or all of the shares of Restricted Stock awarded to a Participant shall immediately lapse and such Shares shall thereafter be immediately transferable and nonforfeitable.

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ARTICLE 6. ADMINISTRATION

     6.1 The Committee. The Plan is designed to operate automatically and not require any significant administration. To the extent administration is required, the Plan shall be administered by a Committee appointed by the Board which shall include two or more directors of the Company or the entire Board. The Committee shall meet at such times and places as it determines and may meet through a telephone conference call. A majority of its members shall constitute a quorum, and the decision of the majority of those present at any meeting at which a quorum is present shall constitute the decision of the Committee. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. No discretion concerning decisions under the Plan shall be afforded to a person who is not a "disinterested person." All decisions, determinations and selections made by the Committee pursuant to the provisions of the Plan shall be final. To the extent required by law and Rule 16b-3 promulgated under the Exchange Act, the Committee may delegate its authority hereunder.

     6.2 Section 16 Compliance. It is the intention of the Company that the Plan and the administration of the Plan comply in all respects with Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder. If any Plan provision, or any aspect of the administration of the Plan, is found not to be in compliance with Section 16(b) of the Exchange Act, the provision or administration shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3 promulgated under the Exchange Act.

ARTICLE 7. ADJUSTMENTS UPON CHANGE IN CAPITALIZATION

     Notwithstanding the limitations set forth in Article 3, in the event of a merger, reorganization, consolidation, recapitalization, reclassification, split-up, spin-off, separation, liquidation, stock dividend, stock split, reverse stock split, property dividend, share repurchase, share combination, share exchange, issuance of warrants, rights or debentures or other change in corporate structure of the Company affecting the Shares, the Committee shall make an appropriate and equitable adjustment in the maximum number of Shares available under the Plan or to any one individual and in the number, kind and exercise price of Shares subject to Options and Restricted Stock granted under the Plan to prevent dilution or enlargement of the rights of Non-Employee Directors under the Plan and outstanding Options and grants of Restricted Stock.

ARTICLE 8. AMENDMENTS AND DISCONTINUANCE

     8.1 In General. The Board may, at any time, amend, modify or terminate the Plan; provided that such actions may not be taken without the approval of the Company's stockholders if such approval is required by any applicable law or the rules of any national securities exchange or system on which the Shares are then listed or reported.

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     8.2  No Effect on Outstanding Awards.  No amendment, modification or termination of the Plan shall in any manner materially adversely affect any outstanding Option or grant of Restricted Stock without the written consent of the Participant.

ARTICLE 9. MERGER, CONSOLIDATION, ETC.

     9.1 Conversion on Certain Mergers. In the event the Company merges or consolidates with another corporation or all or substantially all of the Company's capital stock or assets are acquired by another corporation, and the surviving or acquiring corporation issues shares of its stock to the Company's stockholders in connection with the merger, consolidation or acquisition, the surviving or acquiring corporation shall adopt the Plan. Following such adoption, the Optionee shall, at no additional cost (other than the exercise price), be entitled to receive upon the exercise of an Option, in lieu of the number of Shares to which such Option is then exercisable, the number and class of stock or other securities to which the Optionee would have been entitled pursuant to the terms of the merger, consolidation or acquisition if immediately prior thereto the Optionee had been the holder of record of a number of Shares equal to the number of Shares as to which the Option shall then be exercisable.

     9.2 No Conversion on Other Mergers. In the event that the Company merges or consolidates with another corporation, or all or substantially all of the Company's capital stock or assets are acquired by another corporation, and the surviving or acquiring corporation does not issue shares of its stock to the Company's stockholders in connection with the merger, consolidation or acquisition, then, notwithstanding any other provision of the Plan to the contrary, no Option may be exercised after the effective date of the merger, consolidation or acquisition.

ARTICLE 10. EFFECTIVE DATE AND TERMINATION OF THE PLAN

     10.1 Effective Date. The Plan shall become effective upon adoption by the Board.

     10.2 Termination Date. The Plan shall terminate on the earliest to occur of (i) the date when all of the Shares available under the Plan shall have been acquired through the granting of Restricted Stock and the exercise of Options granted under the Plan; (ii) 10 years after the date of adoption of the Plan by the Board; or (iii) such earlier date as the Board may determine.

ARTICLE 11. NO RIGHT TO REELECTION

     Neither the Plan, nor any action taken under the Plan, shall be construed as conferring upon a Non-Employee Director any right to continue as a director of the Company, to be renominated by the Board or reelected by the stockholders of the Company.

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ARTICLE 12.  INDEMNIFICATION

     No member of the Board or the Committee, nor any officer or employee acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board, the Committee and each officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

ARTICLE 13.  GOVERNING LAW

     The provisions of the Plan shall be construed, administered and enforced according to the laws of the State of Delaware without regard to its conflict of laws rules.

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     IN WITNESS WHEREOF, this 1998 Stock Option Plan for Non-Employee Directors has been executed by the Company as of  April 30, 1998.


                                    VENCOR, INC.



                                    By:
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                                    Title:
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